                                                                    EXHIBIT 99.1

                                                    Execution Copy


                            STOCK PURCHASE AGREEMENT
                            ------------------------


         This Stock Purchase Agreement (the "Agreement"), dated as of October 1, 2002, is by and among the entities listed on Exhibit A hereto (each, a "Seller" and collectively, the "Sellers") and SCP Private Equity Partners II, L.P. ("Purchaser").

                                   WITNESSETH:

         WHEREAS, the Sellers own the shares of USDATA Corporation ("USDATA") described on Exhibit "A" (the "Shares") and the warrants of eMake Corporation (together with USDATA, the "Company") described on Exhibit A (the "Warrants": collectively with the Shares referred to as the "Securities");

         WHEREAS, the Sellers desire to sell to Purchaser all of the Securities, which constitute all of the shares of capital stock of the Company owned by the Sellers, and Purchaser wishes to purchase the Securities from the Seller on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                                 THE SECURITIES

         SECTION 1.1 SALE AND PURCHASE OF THE SECURITIES. In reliance upon the representations and warranties made herein, Sellers agree to sell the Securities and transfer any and all rights associated with such Securities to Purchaser, and Purchaser agrees to purchase the Securities from Sellers as set forth opposite such Seller's name on Exhibit A.

         SECTION 1.2 PURCHASE PRICE. The purchase price for the Securities shall be $300,000 cash ("Cash Purchase Price").

         SECTION 1.3 CLOSING. The closing of the purchase and sale of the Securities (the "Closing") shall be held concurrently with the execution and delivery of this Agreement, no later than August 31, 2002, at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA, or at any other time and place or in such other manner to which the Sellers and the Purchaser may agree. At the Closing, the Sellers will cause to be delivered to the Purchaser (i) certificates representing the Shares together with stock powers with respect to each certificate duly executed in blank, and (ii) such instruments of transfer necessary to effectuate a legal, valid and proper transfer of the Warrants to the Purchaser (the "Warrant Transfers"), against payment of the Cash

Purchase Price to the Sellers by wire transfer of immediately available funds to such account as the Sellers may specify in writing.

                                    ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         Sellers jointly and severally represent and warrant to and agree with the Purchaser as follows:

         SECTION 2.1 TITLE TO SECURITIES. Each Seller holds record and beneficial ownership of the Securities set forth on Exhibit A opposite its name, free and clear of any and all liens, security interests, pledges, mortgages, charges, limitation, claims, restrictions, restrictive legends, rights of first refusal, rights of first offer, rights of first negotiation or other encumbrances of any kind or nature whatsoever ("Liens"), and the delivery of such Securities to the Purchaser at the Closing pursuant to this Agreement will transfer to the Purchaser valid beneficial ownership thereto free and clear of all Liens. The Securities constitute all the shares of capital stock of the Company and rights to acquire capital stock of the Company owned by the Sellers.

         SECTION 2.2 POWER AND AUTHORITY OF SELLERS. Each Seller has all requisite power and authority to execute, deliver and perform this Agreement and to execute and deliver the stock certificates or instruments to be executed and delivered pursuant hereto by such Seller and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by each Seller and constitutes the valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and (ii) is subject to general principles of equity.

         SECTION 2.3 ABSENCE OF CONFLICTING AGREEMENTS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, do not, with or without the giving of notice, the lapse of time or both: (i) contravene or conflict with, or constitute a violation of, any judgment, injunction, order or decree binding upon or applicable to any Seller,
(ii) require any consent, approval or other action by any third party, (iii) contravene or conflict with, or constitute a violation of, any agreement to which any Seller is a party or by which any Seller is bound, or (iv) result in the creation or imposition of any Lien on the Securities.

         SECTION 2.4 BROKER'S FEES. Purchaser does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated hereby or based in any way upon agreements, arrangements or understandings made by or on behalf of any Seller hereunder

                                    ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to, and agrees with, the Sellers as follows:



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         SECTION 3.1 ACCREDITED INVESTOR AND INVESTMENT PURPOSE. Purchaser is an
"accredited investor" as that term is defined in Rule 501(a) of the Act. The Securities will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

         SECTION 3.2 POWER AND AUTHORITY. Purchaser has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and (ii) is subject to general principles of equity.

         SECTION 3.4 BROKER'S FEES. Purchaser does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated hereby or based in any way upon agreements, arrangements or understandings made by or on behalf of Purchaser hereunder.

         SECTION 3.5 ABSENCE OF CONFLICTING AGREEMENTS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, do not, with or without the giving of notice, the lapse of time or both: (i) contravene or conflict with, or constitute a violation of, any judgment, injunction, order or decree binding upon or applicable to Purchaser,
(ii) require any consent, approval or other action by any third party, or (iii) contravene or conflict with, or constitute a violation of, any agreement to which Purchaser is a party or by which Purchaser is bound.

                                   ARTICLE 4.

                            COVENANTS OF THE PARTIES

         SECTION 4.1 FURTHER ASSURANCES. At any time or from time to time after the Closing, each of the Sellers and Purchaser shall, at the reasonable request and expense of the other party or its counsel (unless such request is occasioned by the breach of a representation, warranty or covenant of the other party, in which case it shall be at the expense of such breaching party), execute and deliver any further instruments or documents and take all such further action in order to evidence or otherwise facilitate the consummation of the transactions contemplated hereby.

         SECTION 4.2 NO OTHER REPRESENTATIONS OR WARRANTIES. Except as set forth in this Agreement, no party is making, or is relying on, any express or implied representations or warranties relating to any party or to the consummation of the transactions contemplated hereby. Each party is making its decision to consummate the purchase and sale of the Securities described herein on the basis of its due diligence investigation of the Company and not on any representation, warranty, statement or information made or communicated (orally or in writing) to by the other party or any affiliate, representative or agent thereof, other than as set forth in this

Agreement. The representations and warranties made by Sellers and Purchaser in
Article 2 and 3, respectively, shall survive the Closing and the delivery of the Securities.

         SECTION 4.3 CONFIDENTIALITY. Each of the parties agrees to keep this Agreement and its terms in strict confidence and will not publish, disclose, communicate, or otherwise in any way make known to others (whether persons or entities) the nature, terms, or specifics of this Agreement or the claims or negotiations resulting in this Agreement; provided, however, that non-disclosure obligations set forth herein shall not apply to the extent that a party is required by law to disclose any such information, including any required SEC filings.

         SECTION 4.4 ADDITIONAL PURCHASE PRICE. Upon receipt by Purchaser of consideration greater than the Cash Purchase Price as a result of the sale, transfer or other disposition of the Securities, or any portion thereof, or sale of all or substantially all of the assets or stock of USDATA ("Transfer"), on or before December 31, 2003, Sellers shall receive an aggregate of 25% ("Sellers' Share") of the excess that Purchaser receives over the Cash Purchase Price (or applicable portion thereof) in the same form and on the same terms and conditions, received by Purchaser in such Transfer, provided that the aggregate Sellers' Share shall be paid to Safeguard Delaware, Inc., as agent for the Sellers and shall be distributed by Safeguard Delaware, Inc. to the Sellers in accordance with any agreements among them with respect thereto. Purchaser shall notify Sellers in writing of any such Transfer, provide Sellers with copies of the Transfer documents and shall certify in writing the consideration received in such Transfer. If the consideration received in a Transfer is other than cash, the value of such non-cash consideration shall be as determined in the Transfer documents.

                                    ARTICLE 5

                                  MISCELLANEOUS

         SECTION 5.1 EXPENSES. Each party hereto shall pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

         SECTION 5.2 NOTICES. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally, (ii) mailed, certified or registered mail, with postage prepaid or
(iii) sent by next-day or overnight mail or delivery or sent by telecopy, as follows:
              (a) if to Sellers, to:        c/o Safeguard Scientifics, Inc.
                                            800 The Safeguard Building
                                            435 Devon Park Drive
                                            Wayne, PA 19087
                                            Attn: Chief Financial Officer
                                            Fax: 610/293-0601
              (b) if to the Purchaser, to:  SCP Private Equity Partners II, L.P.
                                            300 Building



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

                                            435 Devon Park Drive
                                            Wayne, PA 19087
                                            Attn: Charles C. Freyer
                                            Fax: 610-975-9546


or, in each case, at such other address as may be specified in writing to the other parties hereto.

         All such notices, requests, demands, waivers and other communications shall be deemed to have been received (i) if by personal delivery on the day after such delivery, (ii) if by certified or registered mail, on the fifth business day after the mailing thereof, (iii) if by next-day or overnight mail or delivery, on the day delivered and (iv) if by telecopy, on the next day following the day on which such telecopy was sent, provided that a copy is also sent by certified or registered mail.

         SECTION 5.3 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed wholly within such jurisdiction.

         SECTION 5.4 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of each of the other parties hereto.

         SECTION 5.5 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

         SECTION 5.6 AMENDMENT; WAIVERS, ETC. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

         SECTION 5.7 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         SECTION 5.8 COUNTERPARTS; FACSIMILE. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. The reproduction of signatures by means of telecopying device shall be treated as though such reproductions are executed originals.





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IN WITNESS WHEREOF, Purchaser and the Sellers have caused this Agreement to be executed and delivered by the undersigned duly authorized officers as of the day and year first above written.

SELLERS:                                        PURCHASER:
Safeguard Delaware, Inc.                        SCP Private Equity Partners II, L.P.
                                                By: SCP Private Equity II General Partner, L.P.
                                                By: SCP Private Equity II, LLC


By:      /s/ N. Jeffrey Klauder                 By:    /s/ Winston J. Churchill
         ------------------------------                -------------------------
Name:    N. Jeffrey Klauder                     Name:  Winston J. Churchill
Title:   Vice President                         Title: Manager

Safeguard Scientifics (Delaware), Inc.

By:      /s/ N. Jeffrey Klauder
         ------------------------------
Name:    N. Jeffrey Klauder
Title:   Vice President

Safeguard 2000 Capital, L.P.

By:      Safeguard Delaware, Inc.


By:      /s/ N. Jeffrey Klauder
         ------------------------------
Name:    N. Jeffrey Klauder
Title:   Vice President



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


                                    EXHIBIT A




SELLERS                                    USDATA                              EMAKE
-------                                    ------                              -----

Safeguard Delaware, Inc.                   322,405 shares of common stock
                                           50,000 shares of Series A
                                           Preferred Stock*

Safeguard Scientifics (Delaware), Inc.     680,777 shares of common stock

Safeguard 2000 Capital, L.P.               132,500 shares of Series B          Warrants to purchase 5,300,000 shares
                                           Preferred Stock*                    of Series A-2 Preferred Stock



* For convenience, these numbers do not include accrued dividends; however, such dividends are intended to be among the Securities transferred to the Purchaser pursuant hereto



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